Exhibit 10.8 FOURTH AMENDMENT TO CREDIT AGREEMENT This FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of June 6, 2025 (this “Fourth Amendment”), is by and among CoreWeave Compute Acquisition Co., IV, LLC (the “Borrower”) and each of the Consenting Lenders (as defined below). W I T N E S S E T H WHEREAS, the Borrower, U.S. Bank Trust Company, National Association, a national banking association, in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), U.S. Bank Trust Company, National Association, as the Collateral Agent, U.S. Bank National Association, as Depositary Bank, and the other financial institutions party thereto are party to that certain Credit Agreement, dated as of May 16, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, including by that certain First Amendment to Credit Agreement, dated as of August 29, 2024, that certain Limited Waiver and Second Amendment to Credit Agreement, dated as of December 31, 2024, and that certain Third Amendment to Credit Agreement, dated as of February 28, 2025 (the “Third Amendment”), the “Existing Credit Agreement”, and after giving effect to this Fourth Amendment, the “Credit Agreement”); WHEREAS, in accordance with Section 9.08(b)(i) of the Credit Agreement, the Borrower and the Required Lenders desire to enter into, execute and deliver this Fourth Amendment as an amendment to the Existing Credit Agreement; and WHEREAS, the Lenders party hereto constituting at least the Required Lenders under the Credit Agreement (collectively, the “Consenting Lenders”) have agreed to make certain amendments to the Existing Credit Agreement, in each case as more specifically set forth herein. NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Consenting Lenders covenant and agree as follows: 1. Capitalized Terms: Capitalized terms used herein without definition shall have the meanings assigned to them in the Credit Agreement. 2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Borrower and the Consenting Lenders hereby agree that the Existing Credit Agreement is hereby amended by amending and restating the definition of “Delayed Draw Availability Period” as follows: “Delayed Draw Availability Period” shall mean the period beginning on the Closing Date and ending on September 29, 2025. 3. Conditions. This Fourth Amendment shall become effective upon the Consenting Lenders receiving fully executed copies of the Fourth Amendment. 4. Effectiveness. Upon effectiveness of this Fourth Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in any other agreement to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Fourth Amendment.

2 5. Applicable Law; Waivers; Amendments; Entire Agreement; Waiver of Jury Trial; Severability; Jurisdiction; Consent to Service of Process; Confidentiality. Sections 9.07, 9.08, 9.10, 9.11, 9.12, 9.15 and 9.16 of the Credit Agreement are hereby incorporated by reference mutatis mutandis. 6. Loan Document. This Fourth Amendment shall constitute a Loan Document under the Credit Agreement. 7. Execution in Counterparts. This Fourth Amendment may be executed in any number of counterparts (including in electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign)), each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Fourth Amendment and of signature pages by PDF transmission or other electronic means shall constitute effective execution and delivery of this Fourth Amendment as to the parties hereto and may be used in lieu of the original Fourth Amendment for all purposes. Signatures of the parties hereto transmitted by PDF transmission or other electronic means shall be deemed to be their original signatures for all purposes. [Signature Pages Follow]

[CoreWeave 2.0 – Signature Page to Fourth Amendment to Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Credit Agreement to be duly executed as of the date first above written. COREWEAVE COMPUTE ACQUISITION CO., IV, LLC, as the Borrower By: _/s/ Michael Intrator_________________________ Name: Michael Intrator Title: Chief Executive Officer

[CoreWeave 2.0 – Signature Page to Fourth Amendment to Credit Agreement] The undersigned Lender hereby irrevocably and unconditionally consents to the Fourth Amendment: [●], as a Consenting Lender By: ____________________________ Name: Title: